Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits
Note 14:	Employee Benefits

401(k) Plan — The Company maintains a 401(k) savings plan for eligible employees.  The Company’s contributions to this plan were $182,833 and $150,557 for the years ended December 31, 2011 and 2010, respectively.  The plan invests its assets in deposit accounts at the Company which earned interest at a rate of 2.50% to 2.75% for the year ended December 31, 2011 and 2.75% to 3.20% for the year ended December 31, 2010.

Deferred Compensation Plan — The Company maintains a deferred compensation plan for certain key officers and employees.  Contributions are determined annually by the Company’s Board of Directors.  Effective in 2005, the Company froze this plan and no contributions to this plan were made for the years ended December 31, 2011 or 2010.  The plan accrues interest at a variable rate which fluctuates based on Moody’s Corporate Bond Average Index.  The amount recorded on the consolidated balance sheets as deferred compensation was $2,288,283 and $2,229,292 as of December 31, 2011 and 2010, respectively.  Compensation expense related to the plan was $153,145 and $157,299 for the years ended December 31, 2011 and 2010, respectively.

The Company has also entered into deferred compensation agreements with certain key officers and employees.  The agreements provide for monthly payments at retirement or death.  The charge to expense for this plan reflects the accrual using the principal and interest method over the vesting period of the present value of benefits due each participant on the full eligibility date using a 6 to 8% discount rate.  The amount recorded on the consolidated balance sheets as deferred compensation was $1,007,544 and $831,345 as of December 31, 2011 and 2010, respectively.  Compensation expense related to the plans was $199,662 and $188,929 for the years ended December 31, 2011 and 2010, respectively.

Employee Stock Ownership Plan — The ESOP is a noncontributory defined contribution plan which covers substantially all employees.  The Company may contribute to the Plan, at its discretion, an amount determined by the Board of Directors.

As part of the second step conversion, in July 2010 the Company acquired 41,614 additional shares of Company common stock at $10 per share in the conversion with funds provided by a loan from the Company.  Accordingly, $416,140 of common stock acquired by the ESOP was shown as a reduction of stockholders’ equity.  Shares are released to participants proportionately as the loan is repaid.  Dividends on allocated shares are recorded as dividends and charged to retained earnings.  Dividends on unallocated shares are used to repay the loan and are treated as compensation expense.  Compensation expense is recorded equal to the fair market value of the stock when contributions, which are determined annually by the Board of Directors of the Company, are made to the ESOP.

ESOP expense for the years ended December 31, 2011 and 2010 was $44,845 and $21,491, respectively.

	2011	2010

Allocated shares	52,815	53,273
Shares committed for allocation	3,471	2,080
Unearned shares	32,591	35,659

Total ESOP shares	88,877	91,012

Fair value of unearned shares at December 31	$448,126	$384,404

The Company is obligated at the option of each beneficiary to repurchase shares of the ESOP upon the beneficiary’s termination or after retirement.  At December 31, 2011, the fair value of the 52,815 allocated shares held by the ESOP is $726,206.  The fair value of all shares subject to the repurchase obligation is $47,726.